UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 10, 2008 (September 4, 2008)

UKARMA CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	333-140633	68-048-2472
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

499 North Canon Drive, Suite 308 Beverly Hills, CA	90210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 998-8909

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward Looking Statements

This Form 8-K and other reports filed by uKarma Corporation (the “Registrant” or “Company”) from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward-looking statements and information that are based upon beliefs of, and information currently available to, the Registrant’s management as well as estimates and assumptions made by the Registrant’s management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan”, or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant’s management identify forward-looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions, and other factors relating to the Registrant’s industry, the Registrant’s operations and results of operations, and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although the Registrant believes that the expectations reflected in the forward-looking statements are reasonable, the Registrant cannot guarantee future results, levels of activity, performance, or achievements. Except as required by applicable law, including the securities laws of the United States, the Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

Item 1.01  Entry into a Material Definitive Agreement

On September 4, 2008, uKarma Corporation, a Nevada corporation ("uKarma") entered into a lease agreement (the "Lease") with Kenquest, Inc., for office space in Beverly Hills, California. The office is located at 499 North Canon Drive, Suite 308, Beverly Hills, California 90210, and will be uKarma’s corporate headquarters.

The term of the Lease is for a period of six months, commencing on September 5, 2008 and expiring on March 31, 2009. The minimum rent payable is $2,800 per month, which shall be automatically increased by six percent (6%) upon each annual anniversary date of the Lease or increased to the prevailing market rate at the time of the anniversary date, whichever is greater.

The foregoing discussion provides only a brief description of the document described above. The discussion is qualified in its entirety by the full text of the agreement, which is attached to this Current Report on Form 8-K as an exhibit.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits.

Exh. No.	Description

10.1	Lease Agreement, dated as of September 4, 2008, by and between uKarma Corporation and Kenquest, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UKARMA CORPORATION
(Registrant)

Date: September 10, 2008	By:	/s/ Bill Glaser
Bill Glaser
Chief Executive Officer